                             KALAN GOLD CORPORATION

                                  INTRODUCTION

         On April 20, 1999, Animated Electronic Industries SDN. BHD. ("AEI") exchanged 100 percent of its outstanding shares of common stock for 87,000,000 shares of the common stock of Kalan Gold Corporation ("KGC"). As a result of this stock acquisition, AEI became a wholly owned subsidiary of KGC. This acquisition has been treated as a recapitalization of AEI with AEI as the acquiror (reverse acquisition). Costs of the transaction have not been determined, however when determined, will be charged to the period.

         The following unaudited pro-forma condensed consolidated balance sheet and pro-forma condensed, consolidated statement of operations gives effect to the merger of KGC and AEI. The unaudited condensed consolidated statements of operations are presented as if the merger had occurred at the beginning of the periods presented.

         The unaudited pro-forma condensed, consolidated financial information should be read in conjunction with the separate audited financial statements and notes thereto of each of the companies included in the pro-forma for the year ended December 31, 1998 and with the separate unaudited interim financial statements and notes thereto of each of the companies as of March 31, 1999, and for the three months then ended.

         These unaudited pro-forma condensed statements are not necessarily indicative of results of operations had the merger occurred at the beginning of the periods presented nor of results to be expected in the future.

         The historical financial statements of AEI are stated in AEI's functional currency, the Ringgit Malaysia ("RM"). The translations of RM into U.S. Dollars ("USD") are included solely for the purposes of the pro forma financial statements, using the prevailing exchange rate of RM to USD as of and for the following periods:

                 January 1, 1998            3.8800      March 31, 1999                   3.7998
                 December 31, 1998          3.7797      Average 1/1/99-3/31/99           3.7997
                 Average 1998               3.9144


         Assets and liabilities have been translated at the rate as of the balance sheet date, equity was translated at the rate as of January 1, 1998 and revenues and expenses were translated at the average rate for the period presented. The translations should not be construed as representations that the RM amounts have been, or could have been, or could in the future be, converted into USD at this or any other rate of exchange.

         KGC anticipates that the reverse acquisition will qualify as a tax free reorganization under Section 368 (a) (1) (B) of the Internal Revenue Code. KGC also anticipates limitation of the use of its tax net operating loss carryforwards as a result of the changes in ownership as defined in Section 382 of the Internal Revenue Code. KGC can utilize its existing tax net operating loss carryforwards, subject to the limitation set out above, on future taxable income that it generates.

         The unaudited pro-forma condensed consolidated financial statements do not show a pro-forma benefit for income taxes. The benefit from the net operating losses has been offset by the establishing of a valuation allowance equal to the deferred tax asset derived from net operating losses. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.

                             KALAN GOLD CORPORATION

         The only adjustments reflected in the pro forma condensed consolidated financial statements are:

1. The issuance of KGC's 87,000,000 shares of common stock in exchange for the equity of AEI totaling $2,318,717.

2. The pro forma change in outstanding shares for KGC at the end of all periods presented and the related effect on the pro forma weighted average shares outstanding and basic earnings (loss) per share.

              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                            AEI             AEI                                          PRO FORMA
                                             RM             USD            KGC        ADJUSTMENTS       CONSOLIDATED
                                      -----------------------------------------------------------------------------------
    CASH                                       14,637     $    3,852     $    1,587                          $     5,439
    CURRENT ASSETS                          9,875,704      2,599,006          1,587                            2,600,593
    TOTAL ASSETS                           14,277,414      3,757,412          4,158                            3,761,570
                                      ----------------------------------------------                ---------------------
                                      ----------------------------------------------                ---------------------
    CURRENT LIABILITIES                     3,490,118        918,500         57,788                              976,288
    TOTAL LIABILITIES                       3,963,013      1,042,953         57,788                            1,100,741
    MINORITY INTEREST                       2,312,241        608,517              -                              608,517
    RETAINED DEFICIT                        (997,840)      (245,683)      (410,051)                            (655,734)
    DEFERRED COMPENSATION                          -              -        (36,000)                             (36,000)
    COMMON STOCK                            9,000,000      2,319,587             80     (2,318,717)                  950
    ADDITIONAL PAID IN CAP.                         -              -        392,341       2,318,717            2,711,058
    SHAREHOLDERS' EQUITY                    8,002,160      2,073,904        (53,630)                           2,020,274
    CUMULATIVE TRANSLATION ADJUSTMENT               -         32,038              -                               32,038

    REVENUES                                  942,654     $  248,086     $        -                          $   248,086
    EXPENSES                                (455,471)      (119,870)       (23,644)                            (143,514)
    GAIN ON SALE OF ASSETS                    157,771         41,522              -                               41,522
    INCOME (LOSS) FROM OPS                    644,954        169,738       (23,644)                              146,094
    OTHER LOSS                               (90,887)       (23,920)              -                             (23,920)
                                      ----------------------------------------------                ---------------------
    NET INCOME                                554,067        145,819       (23,644)                              122,175
                                      ---------------
                                      ---------------
    FOREIGN CURRENCY TRANSLATION                              10,428              -                               10,428
                                                          --------------------------                 --------------------
    COMPREHENSIVE INCOME                                  $  156,247     $  (23,644)                         $   132,603
                                                          --------------------------                 --------------------
                                                          --------------------------                 --------------------
    BASIC LOSS PER SHARE                                                 $        *                          $         *
                                                                     ---------------                ---------------------
                                                                     ---------------                ---------------------
    WEIGHTED SHARES                                                       7,990,999    87,000,000             94,990,999
                                                                     ---------------                ---------------------
                                                                     ---------------                ---------------------


    -  Less than $.01 per share

                             KALAN GOLD CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE YEAR ENDED DECEMBER 31, 1998

                                            AEI             AEI                                          PRO FORMA
                                             RM             USD            KGC        ADJUSTMENTS       CONSOLIDATED
                                      -----------------------------------------------------------------------------------

    REVENUES                                3,971,742   $  1,014,649     $        -                         $  1,014,649
    EXPENSES                              (4,143,026)    (1,058,406)      (113,550)                          (1,171,956)
    GAIN ON SALE OF ASSETS                          -              -          4,517                               4,517
    LOSS FROM OPERATIONS                    (171,284)       (43,757)      (109,033)                            (152,790)
    OTHER EXPENSES/LOSSES                 (3,570,049)      (912,030)                                           (912,030)
    INTEREST                                        -              -        (8,069)                              (8,069)
                                      ----------------------------------------------                ---------------------
    NET LOSS                              (3,741,333)      (955,787)      (117,102)                          (1,072,889)
    FOREIGN CURRENCY TRANSLATION                   -        (42,466)             -                              (42,466)
                                      ----------------------------------------------                ---------------------
    COMPREHENSIVE LOSS                    (3,741,333)      (998,253)      (117,102)                          (1,115,355)
                                      ----------------------------------------------                ---------------------

    BASIC LOSS PER SHARE                                                 $   (0.02)                         $     (0.01)
                                                                     ---------------                ---------------------
                                                                     ---------------                ---------------------
    WEIGHTED SHARES                                                       7,383,917     87,000,000            94,383,917
                                                                     ---------------                ---------------------
                                                                     ---------------                ---------------------
